UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2026
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 1, 2026, Bunge Global SA (the "Company") announced that Matt Simmons notified the Company of his intention to retire as the Company’s Controller and Chief Accounting Officer (“CAO”) effective March 31, 2027. Mr. Simmons is expected to remain with the Company through the transition period to facilitate an orderly transition of responsibilities. Mr. Simmons’ retirement is not the result of any disagreement with the Company on any matter relating to the Company's accounting, financial reporting, operations, policies or practices.

Richard James will succeed Mr. Simmons as the Company's Controller and CAO effective as of April 1, 2027. Mr. James, age 45, has served in various roles of increasing responsibility at Bunge for over fourteen years, most recently serving as Vice President, Finance Integration and Transformation since December 2022; prior to that he served as Corporate Controller from July 2019 through December 2022, as Controller of the Europe and Asia operations from March 2015 through June 2019, and as Director of Global Internal Audit from March 2012 through February 2015. Prior to Bunge, Mr. James served as Manager of Assurance services, among other roles, at Ernst & Young at their offices in New York and Toronto, Canada, after beginning his career at Arnold Hill & Co. LLP in their London, England office. Mr. James completed a Bachelor of Science degree in Biology from the University of London in 2002 and a Master of Business Administration from Columbia Business School in 2012. Mr. James is certified as a Certified Public Accountant, a Chartered Professional Accountant in Canada, a Chartered Accountant in England and Wales, and a Certified Internal Auditor.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2026

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary